Exhibit 99.1

NEWS RELEASE TSX: LAC • NYSE: LAC

Lithium Americas Establishes an ATM Program

(All amounts in US$ unless otherwise indicated)

May 15, 2025 - Vancouver, Canada: Lithium Americas Corp. (TSX: LAC) (NYSE: LAC) (“Lithium Americas” or the “Company”) has entered into an equity distribution agreement (the “Distribution Agreement”) with TD Securities (USA) LLC (the “U.S. Agent”) and TD Securities Inc. (the “Canadian Agent,” and together with the U.S. Agent, the “Agent”). Pursuant to the Distribution Agreement, the Company may sell, from time to time through the Agent, its common shares, no par value (the “Common Shares”), up to a maximum aggregate offering price of $100 million (or its Canadian dollar equivalent) (the “ATM Program”).

Any Common Shares sold through the ATM Program will be sold through the New York Stock Exchange (the “NYSE”), the Toronto Stock Exchange (the “TSX”) and/or any other “marketplace” as defined under applicable securities laws and otherwise agreed between the Company and the Agent, at the prevailing market price at the time of sale. The volume and timing of sales under the ATM Program, if any, will be determined at the Company’s sole discretion and in accordance with the terms of the Distribution Agreement. The TSX has conditionally approved the listing of the Common Shares that may be issued under the ATM Program, and the Company has applied for NYSE authorization for the listing of such Common Shares. The Company is not obligated to make any sales of Common Shares under the ATM Program. The ATM Program will be effective until the earlier of the issuance and sale of all of the Common Shares issuable pursuant to the ATM Program and the date that the ATM Program is otherwise terminated pursuant to the terms of the Distribution Agreement.

The Company intends to use the net proceeds from the ATM Program, if any, for general corporate purposes, which may include funding of corporate and project overhead expenses, financing of capital expenditures, repayment of indebtedness and additions to working capital.

The ATM Program is being established pursuant to the Company’s registration statement on Form S-3, filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 15, 2025 (the “Registration Statement”), which includes a prospectus related to the offering, and pursuant to the prospectus supplement dated May 15, 2025 (the “Canadian Prospectus Supplement”) to the Company’s Canadian short form base shelf prospectus dated November 8, 2023 (the “Canadian Base Prospectus”) filed with the securities commissions in each of the provinces and territories of Canada.

A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The Registration Statement is accessible via EDGAR on the SEC website at www.sec.gov and the Canadian Prospectus Supplement and the Canadian Base Prospectus may be downloaded from SEDAR+ at www.sedarplus.ca. Alternatively, the Agent will send copies of such documents to United States investors upon request by contacting TD Securities (USA) LLC at 1 Vanderbilt Avenue, New York, NY 1001, by email at TD.ECM_Prospectus@tdsecurities.com or by telephone at 833-297-2926 and to Canadian investors upon request by contacting TD Securities Inc. at 1625 Tech Avenue, Mississauga, Ontario L4W 5P5 Attention: Symcor, NPM, by email at sdcconfirms@td.com or by telephone at 289-360-2009. The Distribution Agreement is accessible via EDGAR and may be downloaded from SEDAR+.

This news release does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of the securities in any province, territory, state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such province, territory, state or jurisdiction. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Registration Statement, the Canadian Prospectus Supplement or the Canadian Base Prospectus.

ABOUT LITHIUM AMERICAS

Lithium Americas is developing the Thacker Pass project (“Thacker Pass” or the “Project”) located in Humboldt County in northern Nevada, which hosts the largest known measured lithium resource (Measured and Indicated) and reserve (Proven and Probable) in the world. Thacker Pass is owned by a joint venture between Lithium Americas (holding a 62% interest and is the manager of the Project) and General Motors Holdings LLC (holding a 38% interest). Lithium Americas’ shares are listed on the NYSE and the TSX under the symbol “LAC”.

FORWARD-LOOKING INFORMATION

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively referred to as “forward-looking statements” (“FLS”)). All statements, other than statements of historical fact, are FLS and can be identified by the use of statements that include, but are not limited to, words, such as “anticipate,” “plan,” “continue,” “estimate,” “expect,” “may,” “will,” “project,” “predict,” “proposes,” “potential,” “target,” “implement,” “schedule,” “forecast,” “intend,” “would,” “could,” “might,” “should,” “believe” and similar terminology, or statements that certain actions, events or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved. FLS in this news release includes, but is not limited to, statements related to the potential distribution of Common Shares pursuant to the ATM Program; the aggregate gross sales price of the Common Shares that may be issued pursuant to the ATM Program; the duration of the ATM Program; the expected use of net proceeds, if any, from the ATM Program; as well as other statements with respect to management’s beliefs, plans, estimates and intentions, and similar statements concerning anticipated future events, results, circumstances, performance or expectations that are not historical facts.

FLS involves known and unknown risks, assumptions and other factors that may cause actual results or performance to differ materially. FLS reflects the Company’s current views about future events that, while considered reasonable by the Company as of the date of this news release, are inherently subject to significant uncertainties and contingencies. Accordingly, there can be no certainty that they will accurately reflect actual results. Although the Company believes that the assumptions and expectations reflected in such FLS are reasonable, the Company can give no assurance that these assumptions and expectations will prove to be correct.

Readers are cautioned that the foregoing lists of factors are not exhaustive. There can be no assurance that FLS will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information, and readers are cautioned not to place undue reliance on any FLS. The Company’s actual results could differ materially from those anticipated in any FLS as a result of the risks described in the Canadian Base Prospectus, the Canadian Prospectus Supplement, the Registration Statement, and the documents incorporated or deemed to be incorporated by reference therein, including the Company’s most recent Annual Report on Form 10-K and other documents the Company has filed or will file with the SEC and the securities commissions in Canada.

The FLS contained in this news release is expressly qualified by these cautionary statements. All FLS in this news release speaks as of the date of this news release. The Company does not undertake any obligation to update or revise any FLS, whether as a result of new information, future events or otherwise, except as required by law.

INVESTOR CONTACT

Virginia Morgan, VP, IR and ESG

+1-778-726-4070

ir@lithiumamericas.com

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